MFS(R) VARIABLE INSURANCE TRUST

                           MFS STRATEGIC INCOME SERIES

            Supplement dated August 1, 2003 to the Current Prospectus

The Lehman Brothers High Yield Index returns contained in the MFS Strategic Income Series "Performance Table" of the MFS Variable Insurance Trust Prospectus, dated May 1, 2003, are hereby restated as follows:

For MFS Strategic Income Series -

                                            1 Year       5 Years     Life *
                                            ------       -------     ------
       Lehman Brothers High Yield Index+**  (1.41)%       0.38%      5.23%

-----------------
+    Source: Standard & Poor's Micropal, Inc.

*    Index return is from June 1, 1994 through December 31, 2002.

** The Lehman Brothers High Yield Index measures the performance of the high-yield bond market.

                 The date of this Supplement is August 1, 2003.